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                                                                Exhibit 10.5

PENNSYLVANIA HIGHER EDUCATION          LENDER AGREEMENT
ASSISTANCE AGENCY                      FOR GUARANTEE OF STUDENT LOANS
NATIONAL GUARANTY AGREEMENT            WITH FEDERAL REINSURANCE
                                       (for loans to students and parents of
                                       students pursuant to the Higher education
                                       Act of 1965, as amended)

WHEREAS       FIRST BANK NATIONAL ASSOCIATION
            ----------------------------------------------------------
            (Corporate Name)

Located at    MINNEAPOLIS              MN                  55402
            -----------------------------------------------------------
            (City)                  (State)             (Zip)

hereinafter referred to as the "Lender," wishes to be able to secure guarantee of loans made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students pursuant to the aforementioned federal legislation, hereinafter referred to as the "Act"; and

WHEREAS, the Pennsylvania Higher Education Assistance Agency, hereinafter referred to as the "Agency", was created by the Act of August 7, 1963, P. L. 549 for the purpose of improving higher educational opportunities and to that end the Agency is empowered to guarantee loans; and

WHEREAS, the Agency, having found that the Lender qualifies as an eligible lender under the provisions of the Act, the regulations issued under the Act and the Rules and regulations and policies of the Agency, wishes to encourage the making of such loans by the Lender; and

WHEREAS, the Agency has contracted with Education Assistance Corporation, hereinafter referred to as "EAC", to perform certain guarantor functions on behalf of the Agency.

NOW THEREFORE, it is mutually agreed that:

1. Within such limits as may be set by it, the Agency shall guarantee the full amount of all loans made by the Lender which are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of EAC as amended by Attachment I and administered by EAC pursuant to an Agreement between EAC and PHEAA, which Act, regulations, Rules and regulations and policies as they may be from time to time amended are made part of this Agreement.

2. The Agency agrees to purchase eligible loans made by the Lender provided that such loans are in default (as defined by the Act, regulations, Rules and Regulations and policies identified above); the Lender has made the loan in accordance with the Act, regulations, Rules and Regulations and policies identified above; the Lender has otherwise exercised due diligence in the making, servicing, and collection of such loans; and, title to the loan note has been subrogated to the Agency by the Lender.

3. On all loans guaranteed, the Agency agrees to obtain maximum reinsurance by means of an agreement with the Federal Government pursuant to the Act.

4. The Lender agrees to collect the guarantee fee, if any, prescribed by the Agency from the borrower and to remit such fee in the manner designated by the Agency.

5. The Lender hereby consents to the assignment by Agency of its obligation to guaranty repayment of a loan made hereunder to EAC.

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6.   In making loans under the Act, the Lender will undertake to secure such reductions in borrowers' obligations to pay interest on loans made by the Lender as they may be eligible to receive under the Act and regulations. The Lender further agrees to comply with all applicable Federal and State laws.

7. The Lender shall maintain for all loans guaranteed a system of records and accounts, shall afford access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and the Agency, under the Act, regulations, Rules and Regulations and policies identified above. For loans paid in full or otherwise discharged the records shall be retained by the Lender as required by the Act, regulations, Rules and Regulations, and policies identified above.

8. The Agency shall guarantee loans without regard to sex, age, race, color, religion, handicapped status, income, national origin or any other basis prohibited by applicable law and the Lender will not discriminate in the making of loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

9. This Agreement may be terminated by the Agency in the manner provided for by the Agency's Rules and Regulations or by the Lender upon 30 days written notice to the Agency. The Agency may suspend or limit this Agreement in the manner provided for by the Agency's Rules and Regulations. Termination, limitation or suspension of this Agreement shall not affect the coverage of loans previously guaranteed.

IN WITNESS WHEREOF, the Lender and the Agency have caused this Agreement to be duly executed and delivered this 28th day of February, 1994.


FIRST BANK NATIONAL ASSOCIATION            PENNSYLVANIA HIGHER EDUCATION
Lender Name                                       ASSISTANCE AGENCY


/s/                                        /s/ Jay M. Evans
----------------------------------------   ------------------------------
Authorized Signature President and CEO



             830694
----------------------------------------
Credit Bureau Lender Identification Code
(To be completed by EAC)


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